SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 29, 2004

HERITAGE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

WASHINGTON	0-29480	91-1857900
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification No.

205 Fifth Avenue S.W. Olympia WA	98501
(Address of principal executive officers)	(Zip Code)

Registrant’s telephone number, including area code: (360) 943-1500

ITEM 7 – FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements

– not applicable

(b)	Pro forma financial information

– not applicable

(c)	Exhibits:

The following exhibits are being filed herewith and this list shall constitute the exhibit index:

(99)	News Release issued by Heritage, dated January 29, 2004

Item 9. Regulation FD Disclosure

On January 29, 2004, Heritage Financial Corporation issued a press release announcing its operating earnings for the fourth quarter and year 2003. All information in the press release, appearing in Exhibit 99, is not filed but is furnished pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 30, 2004

HERITAGE FINANCIAL CORPORATION

By:	/S/ DONALD V. RHODES
Donald V. Rhodes
Chairman, President, and Chief Executive Officer

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